EXHIBIT 99.2

Second Quarter 2006 Earnings Presentation September 11, 2006

Forward Looking Statements THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY; (2) FLUCTUATIONS IN THE PRICE OF STEEL, ALUMINUM AND OTHER RAW MATERIALS; (3) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (4) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (5) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS AND THE POTENTIAL FOR RE- SOURCING OF BUSINESS TO LOWER-COST PROVIDERS OVERSEAS; (6) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (7) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (8) THE RISKS DESCRIBED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS. THE COMPANY HAS NO DUTY TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Agenda Company Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Financial Review Jim Yost, Vice President of Finance & CFO

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

Short Term Execution Goals for 2006 Execute operating plan Focus capex in growth areas Maintain adequate liquidity Drive towards positive free cash flow Status* *Status: green = achieved, yellow = in progress

Execute Operating Plan Second Quarter Financial Highlights Sales of $583M - an increase of $27M or 5% Strong volumes in International locations Wheels segment up due to strong international truck and passenger car steel wheel volumes; Components volumes up due to strong demand on powertrain & brake volumes Earnings from Operations of $11M - an increase of $59M Impact of employee wage & benefit reductions and strong productivity across all segments Lower depreciation and impairments $40M Free Cash Flow* ($10M) - an improvement of $32M Lower spending on capex and stronger earnings drives Q2 improvement YTD Free Cash Flow $61M better than prior year due to focus on working capital and capex Increased Liquidity $152M of liquidity as of July 31, 2006 Restructured North American Securitization program to provide additional $30M of liquidity * Excludes securitization and factoring programs

Execute Operating Plan Impact of Restructuring Initiatives First Quarter Actions Restructured U.S. employee compensation Expected to save $25M in 2006 and $10M on-going Approximately 1/3 of expected 2006 savings achieved in 2nd quarter Business unit restructuring expected to save $25M on-going Announced consolidation of North American and International wheels businesses Announced closure of our Huntington, IN aluminum wheel facility Announced consolidation of Suspension and Powertain & Brakes businesses and reductions in Ferndale, MI technical center Expected to save $10M in 2006 and $25M on-going

Execute Operating Plan Commercial Highlights Expanding into Russia via licensing agreement Entered into a license agreement with steel wheel manufacturer Tolyatinskiy Zavod Stalnih Kolyos (TZSK) Annual volume of 1M wheels Positions us for substantial growth in this new market - combines Hayes technology with TZSK's local market expertise Brazilian steel wheel operations named Volkswagen Supplier of the Year Recognized by VW for "Logistics - Domestic Productive Parts " Hayes continues to focus on operational excellence -striving to provide our customers with the best products and service possible

Execute Operating Plan Launches & Business Wins Launched over $200M in annualized sales Key launches in Components and North American Wheels complete....more launches in International Wheels to come in second half Won over $385M in annualized sales Over 75% of wins are in international businesses Winning with the Japanese and Koreans- Won over $113M with Toyota, Hyundai, Nissan and Honda Continue to win with European partners: VW, Audi, BMW, Renault and Fiat Domestic business wins diversifying to include cross-over utility vehicles and more passenger cars

Execute Operating Plan
Top Platforms – First Six Months of 2006

HAYES LEMMERZ INTERNATIONAL, INC.

International Wheels

OEM	NAMEPLATE
Toyota	Corolla
Toyota	Yaris
Honda	CR-V
Nissan	Pathfinder
Ford	Focus
Ford	Fiesta/Fusion
GM	Corsa
GM	Astra /Vectra/Zafira
VW	Polo / Fabia

North American Wheels

OEM	NAMEPLATE
GM	Silverado
GM	Cobalt/Pursuit
DCX	Jeep Liberty
Ford	Crown Victoria
Ford	Expedition
Ford	Fusion

Components

OEM	NAMEPLATE
DaimlerChrysler	Caravan
DaimlerChrysler	Grand Cherokee
Ford	F-150
Ford	Fusion
Ford	Taurus/Sable
Ford	Crown Vic/Grand Marquis

10

Focus Capex in Growth Areas Full year spending projected at $80 - $90M Spent $30M of capex during the first six months Significant reductions in Components business Gainesville and Brazil expansions completed Key expenditures for the second half: Aluminum Wheel Plants Czech expansion Thailand expansion Turkey expansion

Maintain Adequate Liquidity Liquidity Overview New Czech securitization program to provide additional $15M by year end

Summary Execute Operating Plan Good Q2 results Restructuring and capacity rationalization in North America Continue to diversify customer base Continue to launch new business successfully Focus Capex in Growth Areas Continue investment in high growth/low cost areas Lower investment in Components business Maintain Adequate Liquidity Improved from Q1 and 2005 levels Czech securitization program Drive towards Positive Free Cash Flow Significant improvement in Q2 and YTD cash flow Continued focus on working capital reductions

Financials

Financial Summary - 2006 VS 2005 1 2005 financials have been adjusted to reflect Hubs & Drums as discontinued operations. Please see the appendix for the quarterly 2005 financials, excluding Hubs & Drums 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure.

2005 2006 Change $556 $583 $27 Volume Metal FX Other $17 $14 $21 ($20) Q2 2006 vs. Q2 2005 Change in Net Sales Int'l $22M U.S.: ($5M) Primarily aluminum pass-through pricing 1Businesses sold in 2005 were the Cadillac, MI iron foundry and Equipment & Engineering business in Au Gres, MI. Please note that Hubs & Drums is treated as discontinued operation and is excluded from the above analysis. Sale of Businesses1 ($5) Primarily price / mix

2005 2006 Change $10.8 ($48.6) $59.4 Gross Profit Other MG&A / R&D $21.5 $0.9 $37.0 Q2 2006 vs. Q2 2005 Change in EBIT Volume/price/mix ($4M) Metal $1M Foreign exchange $2M Depreciation $9M Productivity / other $14M 2005 Cadillac Impairment $30M 2005 Loss on Sale of Au Gres, MI $2M Amortization $2M

Segment Summary- 2006 VS 2005

Free Cash Flow 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Capital Structure Capital Structure as of July 31, 2006 Debt Maturities ($ in millions) ($ in millions) *2006 excludes debt maturity of $25M German A/R program, which we expect to renew annually. *Excludes pre-payments

2006 Outlook Summary Continued strong international performance North America expected to be slightly weaker in the 2nd half due to announced production cuts at Ford and DCX Restructuring initiatives will continue to have positive impact in subsequent quarters Financial Outlook Sales of $2.2 to $2.3 billion Adjusted EBITDA and earnings from operations, excluding impairments, expected to improve compared to 2005 results Capital expenditures between $80 - $90 million Continued focus on cash generation and improving Free Cash Flow

Appendix

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to slide 25 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2005 Financials by Quarter The following financials have been updated to reflect Hubs & Drums as discontinued operations. These will be used as the basis for future year-over-year comparisons. (unaudited)

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Non - GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.